UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                          Date of Report March 1, 2004
                          ----------------------------
                        (Date of earliest event reported)

                          Commission File No. 33-95538
                                              --------

                         SALTON SEA FUNDING CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                                                  47-0790493
----------------------                                       -------------------
State of Incorporation                                          (IRS Employer
                                                             Identification No.)

Salton Sea Brine Processing L.P.          California             33-0601721
Salton Sea Power Generation L.P.          California             33-0567411
Fish Lake Power LLC                       Delaware               33-0453364
Vulcan Power Company                      Nevada                 95-3992087
CalEnergy Operating Corporation           Delaware               33-0268085
Salton Sea Royalty LLC                    Delaware               47-0790492
VPC Geothermal LLC                        Delaware               91-1244270
San Felipe Energy Company                 California             33-0315787
Conejo Energy Company                     California             33-0268500
Niguel Energy Company                     California             33-0268502
Vulcan/BN Geothermal Power Company        Nevada                 33-3992087
Leathers, L.P.                            California             33-0305342
Del Ranch, L.P.                           California             33-0278290
Elmore, L.P.                              California             33-0278294
Salton Sea Power LLC                      Delaware               47-0810713
CalEnergy Minerals LLC                    Delaware               47-0810718
CE Turbo LLC                              Delaware               47-0812159
CE Salton Sea Inc.                        Delaware               47-0810711
Salton Sea Minerals Corp.                 Delaware               47-0811261

302 S. 36th Street, Suite 400-A, Omaha, NE                   68131
------------------------------------------                ------------
(Address of principal executive offices of                (Zip Code of
     Salton Sea Funding Corporation)             Salton Sea Funding Corporation)


Salton Sea Funding Corporation's
telephone number, including area code: (402) 341-4500
                                       --------------

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

     Salton Sea Funding Corporation ("Funding Corporation") reported that today it has completed the redemption of an aggregate principal amount of $136,383,000 of its 7.475% Senior Secured Series F Bonds due November 30, 2018, pro rata, in part, at a redemption price of 100% of such aggregate outstanding principal amount plus accrued interest to the redemption date of March 1, 2004. As previously reported, the redemption was made pursuant to Section 2(j) of Funding Corporation's Fourth Supplemental Indenture at the option of Funding Corporation as substantial completion of the Zinc Recovery Project owned by CalEnergy Minerals LLC ("CalEnergy Minerals") has not occurred and CalEnergy Minerals has used reasonable efforts to cause such Zinc Recovery Project to achieve substantial completion on or prior to its guaranteed substantial completion date. Funding Corporation made a demand on MidAmerican Energy Holdings Company ("MidAmerican") for the amount remaining on MidAmerican's guarantee of the Series F Bonds in order to fund the redemption. MidAmerican made the requisite payment and, as a result, it has no further payment obligation under the guarantee.


FORWARD LOOKING STATEMENTS

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrants to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrants. In connection with the safe harbor provisions of the Reform Act, the Registrants have identified important factors that could cause actual results to differ materially from such expectations, including development and construction uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to geothermal resources, uncertainties relating to economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrants' SEC Filings, incorporated herein by reference, for a description of such factors. The Registrants assume no responsibility to update forward-looking information contained herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         None

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


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                SALTON SEA FUNDING CORPORATION


Date:  March 1, 2004            By:  /s/  Paul J. Leighton
                                   -------------------------
                                          Paul J. Leighton
                                          Secretary


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